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                                                                    EXHIBIT 10.4

                                                                  EXECUTION COPY

                                PLEDGE AGREEMENT

      This PLEDGE AGREEMENT (this "Agreement" or "Pledge Agreement"), dated as of the 29th day of September, 2004, is by and between MICROFINANCIAL INCORPORATED, a Massachusetts corporation (the "Pledgor"), and THE CIT GROUP/COMMERCIAL SERVICES, INC., as Agent (the "Secured Party"). Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement (defined below).

                              W I T N E S S E T H:

      WHEREAS, Leasecomm Corporation, a Massachusetts corporation ("Leasecomm") and TimePayment Corp. LLC, a Delaware limited liability company qualified to do business in the Commonwealth of Massachusetts ("TimePayment") (together, the "Borrower"), and the Secured Party have entered into a Revolving Credit Agreement dated as of the date hereof (the "Credit Agreement"); and

      WHEREAS, the Pledgor is the holder of 100% of the stock ownership interest in Leasecomm and 100% of the membership interests in TimePayment; and

      WHEREAS, the Pledgor has guaranteed all Obligations of the Borrower as more particularly described in a certain Guaranty of even date herewith (the "Guaranty"); and

      WHEREAS, the obligation of the Secured Party to enter into the Credit Agreement and extend financial accommodations to the Borrower is subject to the condition, among others, that Pledgor execute and deliver to the Secured Party this Pledge Agreement, and pledge to the Secured Party all of its right, title and interest in and to the Interests (as herein defined) to secure the Guaranteed Obligations (as defined in the Guaranty).

      NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

      1.    PLEDGE OF INTERESTS.

            (a) As security for the Guaranteed Obligations of the Pledgor to the Agent under the Guaranty, the Pledgor hereby pledges and assigns to Secured Party all of its right, title and interest in and to the following property (such interest, whether certificated or uncertificated, together with the property referred to in Section 1(c) below, are herein referred to as the "Interests") to be held by the Secured Party in accordance with the terms and conditions set forth herein:

            One Hundred Percent (100%) of the Pledgor's stock ownership interest in Leasecomm; and

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            One Hundred Percent (100%) of the Pledgor's membership
            interest in TimePayment.

            (b) All certificates (if any) representing any certificated Interests in TimePayment, accompanied by instruments of assignment thereof, and stock certificate(s) representing ownership of the stock of Leasecomm, accompanied by stock powers thereof, duly executed in blank by the Pledgor (the "Pledged Documents"), are simultaneously being delivered to the Secured Party. The Interests shall be held by the Secured Party to secure the Guaranteed Obligations, and shall continue to be held pursuant to this Pledge Agreement until full satisfaction of all Guaranteed Obligations in accordance with the terms and conditions hereof and the Credit Agreement.

            (c) In case the Pledgor shall acquire, directly or indirectly, any additional equity interest in either Borrower or any Affiliate, or any securities exchangeable for or convertible into interests of any class, by dividend, split, distribution of capital or otherwise, or shall acquire any additional marketable securities, whether or not related to the Interests, the Pledgor shall forthwith pledge, assign and deliver, or cause to be pledged, assigned and delivered, to Secured Party such interests or other securities to be held by Secured Party subject to, and in accordance with, the terms and conditions of this Pledge Agreement.

      2. GUARANTEED OBLIGATIONS. The Interests now or hereafter pledged, assigned and delivered to Secured Party pursuant to the terms and conditions of this Pledge Agreement shall secure the Guaranteed Obligations of the Pledgor under the Guaranty.

      3. DIVIDENDS; DISTRIBUTIONS UPON LIQUIDATION OR RECAPITALIZATION. The Pledgor agrees that, except as permitted pursuant to Section 7.7 of the Credit Agreement, (a) any sums paid upon or with respect to any of the Interests upon the liquidation or dissolution of either Borrower, and all cash or other dividends or distributions made by the Borrower on or in respect of the Interests, shall be paid over to Secured Party to be held by it as additional security for the Guaranteed Obligations, (b) upon the distribution of capital or principal on or in respect of any of the Interests, or upon the distribution of any property on or with respect to any of the Interests in connection with the recapitalization or reclassification of the capital or pursuant to the reorganization of the Borrower, the property so distributed shall be delivered to the Secured Party to be held as additional security for the Guaranteed Obligations, and (c) all sums of money and property paid or distributed on or in respect of the Interests upon such a liquidation, dissolution, recapitalization or reclassification, and all cash or other dividends or distributions made by the Borrower on or in respect of the Interests, which are received by the Pledgor shall be held in trust for Secured Party as additional security for the Guaranteed Obligations by Pledgor until paid or delivered to Secured Party.

      4. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants to Secured Party that: (a) Pledgor has good and valid title to the Interests, free of any liens (except in favor of Secured Party), options or restrictions on transfer; (b) Pledgor is a duly formed Massachusetts corporation, in good standing under the laws of the Commonwealth of Massachusetts, and as such has full power, authority and legal right to enter into this Pledge Agreement, to pledge the Interests to Secured Party and otherwise perform and observe all of its obligations hereunder, without necessity of any consent or waiver of any other Person; (c) the execution, delivery and

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performance of this Pledge Agreement by Pledgor does not contravene the terms of any law, indenture, agreement or undertaking by which it or any of its property or assets is bound; (d) the execution, delivery and performance by Pledgor of the terms and conditions of this Pledge Agreement will not result in the imposition or creation of any lien upon any of its property or assets under any law or any existing indenture, mortgage, deed of trust, loan or financing agreement or other agreement or instrument to which it is a party or by which it or any of its property or assets is or may be bound except for liens in favor of the Secured Party; and (e) this Pledge Agreement represents Pledgor's legal, valid and binding obligation, enforceable against it in accordance with the terms hereof, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles.

      5. DEFENSE OF RIGHTS AND TITLE. Pledgor shall defend its title in the Interests, and Secured Party's rights and security interests therein, against the claims and demands of any other Person.

      6. VOTING. Unless and until an Event of Default shall have occurred and be continuing, Pledgor shall be entitled to vote its Interests (if applicable) and to give consents, waivers and ratifications in respect thereof; provided, however, that no vote shall be cast, or consent, waiver or ratification given or action shall be taken which would be inconsistent with or violate any provision of this Pledge Agreement or the Credit Agreement or any other documents executed in connection therewith. As used herein, "Event of Default" shall: (i) have the meaning ascribed to such term in the Credit Agreement; and (ii) mean any breach by Pledgor of any term or provision of this Pledge Agreement which is not cured within ten (10) days after written notice thereof from the Secured Party. Pledgor's rights to vote and give consents, waivers and ratifications with respect to the Interests, at Secured Party's option, shall cease after the occurrence and during the continuance of an Event of Default, regardless of whether notice of such an Event of Default is given by Secured Party.

      7. RIGHTS AND REMEDIES UPON DEFAULT. Upon and after the occurrence, and during the continuance, of any Event of Default, Secured Party without notice or demand (except to the extent required herein) shall have the following rights and remedies (such rights and remedies being cumulative and enforceable by Secured Party alternatively, successively or concurrently, and at such times deemed expedient by Secured Party):

            (a) All rights and remedies provided by law, including without limitation, those provided by the Uniform Commercial Code as enacted in the State of New York;

            (b) The right to vote any or all of the Interests (if applicable) and to give all consents, waivers and ratifications in respect thereof and otherwise to act with respect thereto as though it were the outright owner thereof (whether or not any or all of such Interests shall have been transferred into the name of Secured Party), and in connection therewith, Pledgor hereby irrevocably appoints Secured Party as its attorney-in-fact, with full power of substitution, to cast such votes and give such consents, waivers and ratifications;

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            (c)   The right to demand, sue for, collect, or make any compromise or settlement that Secured Party deems expedient in respect of the Interests, whether or not any of the Guaranteed Obligations are due;

            (d) The right to sell, resell, assign and deliver, or otherwise dispose of any or all of the Interests or other property or assets held as security hereunder, upon such terms and at such times and at such places to such Persons deemed convenient by Secured Party, all without demand, notice or advertisement (except to the extent required herein or by any applicable law); and

            (e) The right to cause any or all of the Interests to be transferred into the name of Secured Party or the names of any of its nominees, provided that the Interests shall be held by the Secured Party or its nominee as security for the Guaranteed Obligations subject to and in accordance with the terms and conditions hereof.

      8.    SALE OF INTERESTS.

            (a) Secured Party will give Pledgor at least ten (10) days' prior written notice in accordance with Section 17 hereof of the time and place of any public sale of any Interests or of the time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including, without limitation, the UCC) that reasonable notification be given of the time and place of such sale or other disposition. After deducting all costs and expenses of collection, storage, custody, sale or other disposition and delivery (including reasonable legal costs and reasonable attorneys' fees) and all other charges against the Interests, the residue of the proceeds of any such sale or disposition shall be applied to the payment of the Guaranteed Obligations and any surplus shall be returned to Pledgor or to any person or party lawfully entitled thereto (including, if applicable, any subordinated creditors of Pledgor).

            (b) Pledgor recognizes that Secured Party may be unable to effect a public sale of the Interests by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and in the rules and regulations promulgated thereunder (the "Act"). Pledgor agrees that any private sales of the Interests to a restricted group of purchasers in compliance with the Act shall not be deemed to have been made in a commercially unreasonable manner solely because such private sales were made at prices and other terms less favorable to the seller than if sold at public sales. Secured Party shall be under no obligation to delay a sale of any of the Interests for the period of time necessary to permit any issuer of the Interests to register such Interests for public sale under the Act, even if the issuer thereof would agree to cause their registration.

      9. MARSHALLING. Secured Party shall not be required to marshal any present or future collateral security for or guaranties of the Guaranteed Obligations (including without limitation the Interests pledged hereunder), or to resort to such security or guaranties in any particular order. All of Secured Party's rights hereunder and in respect of the Interests and any other security and guaranties shall be cumulative and in addition to all other rights of Secured Party, however existing or arising.

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      10.   FURTHER ASSURANCES. Pledgor shall promptly execute and deliver to
Secured Party upon request such financing statements, certificates, stock powers, proxies and other documents or instruments as Secured Party reasonably deems necessary to enable Secured Party to perfect, or from time to time renew or reaffirm, or perfect, or realize upon, or continue the perfection of, the security interest granted hereby, including, without limitation, such financing statements, certificates and other documents as may be necessary to perfect a security interest in any additional Interests hereafter acquired by Pledgor or in any replacements or proceeds thereof. Pledgor irrevocably authorizes and appoints Secured Party as its attorney-in-fact, with full power of substitution, to execute upon the occurrence, and during the continuance, of an Event of Default such financing statements, certificates and other documents. The rights and powers conferred on Secured Party by Pledgor are expressly declared to be coupled with an interest and shall be irrevocable until all the Obligations are paid and performed in full. Pledgor further agrees that a carbon, photographic or other reproduction of a security agreement or financing statement is sufficient as a financing statement under this Pledge Agreement. With respect to any Interests hereunder which are book entry or uncertificated securities, Pledgor authorizes Secured Party to cause the security interest therein to be noted on the books and records of the issuer thereof or other registrar therefor and to take such other actions as may be necessary to perfect Secured Party's security interest therein. Pledgor shall pay to Secured Party on demand all reasonable out-of-pocket fees, costs and expenses incurred by Secured Party in connection with the administration of this Pledge Agreement, including, without limitation, overnight courier fees, lien search fees, and filing and recording fees.

      11. TRANSFERS. Pledgor shall not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber any of the Interests or any interest therein except as provided herein without the prior written consent of Secured Party.

      12. WAIVERS. To the extent not prohibited by any applicable law that cannot be waived, the Pledgor hereby waives presentment, demand, notice, protest and, except as is otherwise provided herein, all other demands and notices in connection with this Pledge Agreement or the enforcement of Secured Party's rights hereunder or in connection with any of the Guaranteed Obligations or the Interests. The Pledgor further consents to and waives notice of the granting of renewals, any extension or postponement of the time for payment of any of the Guaranteed Obligations or any other indulgence, and the addition or release of the Interests or persons primarily or secondarily liable on any Guaranteed Obligations, the acceptance of partial payments on any of the Guaranteed Obligations or the Interests and/or the settlement or compromise thereof. No delay or omission on the part of Secured Party in exercising any right hereunder or under the Credit Agreement or under any other agreements, instruments or documents shall operate as a waiver of such right or of any other right hereunder. Any waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any such future occasion. To the extent not prohibited by any applicable law that cannot be waived, Pledgor further waives any right it may have under the constitution of the State of New York or under the Constitution of the United States of America, to notice (other than any requirement of notice provided herein) or to a judicial hearing prior to the exercise of any right or remedy provided by this Agreement to Secured Party and waives its rights, if any, to set aside or invalidate any sale duly consummated in accordance with the foregoing provisions hereof on the grounds (if such be the case) that the sale was consummated without a prior judicial hearing.

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            PLEDGOR'S WAIVERS UNDER THIS SECTION HAVE BEEN MADE
            VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY AND AFTER PLEDGOR HAS BEEN APPRISED AND COUNSELED BY ITS ATTORNEYS AS TO THE NATURE THEREOF AND ITS POSSIBLE ALTERNATIVE RIGHTS.

      13. TERMINATION; ASSIGNMENT. This Pledge Agreement and the security interest in the Interests created hereby shall terminate when the Guaranteed Obligations have been paid and irrevocably discharged in full and any Pledged Documents that were delivered to the Secured Party shall be returned to the Pledgor. No waiver by Secured Party or by any other holder of the Guaranteed Obligations of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. In the event of a sale or assignment by Secured Party of the Guaranteed Obligations held by it, Secured Party may assign or transfer its rights and interests under this Agreement in whole or in part to the purchaser or purchasers of such Guaranteed Obligations, whereupon such purchaser or purchasers shall become vested with all of the powers, rights and obligations of Secured Party hereunder, and Secured Party shall thereafter be forever released and fully discharged from any liability or responsibility thereafter arising hereunder with respect to the rights and interests so assigned.

      14. REINSTATEMENT. The provisions of Section 13 hereof notwithstanding, this Pledge Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by Secured Party in respect of the Interests is rescinded or must otherwise be restored or returned by Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Pledgor or the Borrower, or upon the appointment of any intervenor or conservator of, or trustee or similar official for any of them or any substantial part of their properties, or otherwise, all as though such payments had not been made.

      15. GOVERNMENTAL APPROVALS. Upon the exercise by Secured Party of any power, right, privilege or remedy pursuant to this Pledge Agreement which requires any consent, approval, registration, qualification or authorization of any governmental authority or instrumentality, Pledgor will execute and deliver, or will cause the execution and delivery of, all applications, certificates, instruments and other documents and papers that Secured Party may be required to obtain for such governmental consent, approval, registration, qualification or authorization; provided that neither the Pledgor nor the Borrower shall be required to effect a public registration of all of part of the Interests pursuant to the Act or other similar state securities law.

      16. CERTAIN DEFINITIONS. Capitalized terms used herein without definition which are defined in the Credit Agreement shall have the respective meanings ascribed to them therein.

      17. NOTICES. Except as otherwise herein provided, any notice or other communication required hereunder shall be in writing, and shall be served, given or delivered by hand, by overnight courier for which a receipt is received, or by certified mail, and in each case shall be effective upon actual receipt or refusal of delivery addressed to the party to be notified or to such other address as any party hereto may designate for itself by like notice, as follows:

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      (A) if to the Secured Party, at:

            The CIT Group/Commercial Services, Inc., as Agent
            1211 Avenue of the Americas, 12th Floor
            New York, New York 10036
            Attn:  Stephen Leavenworth, Senior Vice President

      (B) if to the Pledgor at:

            MicroFinancial Incorporated
            10-M Commerce Way
            Woburn, MA  01801

With a courtesy copy of any material notice to the Pledgor's counsel at:

            Edwards & Angell, LLP
            101 Federal Street
            Boston, MA 02110
            Attn:  Gerald P. Hendrick, Esq.

And to the Secured Party's counsel at:

            Gadsby Hannah LLP
            225 Franklin Street
            Boston, MA  02110
            Attn:  Burton Winnick, Esquire

provided, however, that the failure of the Secured Party to provide the Pledgor's counsel with a copy of such notice shall not invalidate any notice given to the Pledgor and shall not give the Pledgor any rights, claims or defenses due to the failure of the Secured Party to provide such additional notice.

      18. OTHER MATTERS. This Pledge Agreement incorporates all discussions and negotiations between Pledgor and Secured Party concerning this Pledge Agreement. This Pledge Agreement shall inure to the benefit of and be binding upon Secured Party and Pledgor and their respective successors and assigns. No provision hereof may be altered, amended, waived, canceled or modified, except by a written instrument executed and acknowledged by a duly authorized officer of Secured Party. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. The section headings in this Agreement are for convenience of reference only and shall not be considered in construing this Pledge Agreement. This Pledge Agreement may be executed in counterparts and by the different parties hereto on separate counterparts, each of which shall be an original, but together shall constitute one instrument.

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      19.   GOVERNING LAW; JURY TRIAL; WAIVERS OF SERVICE AND DAMAGES. THE
VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

THE PLEDGOR AND THE SECURED PARTY EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREUNDER. THE PLEDGOR HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE OF PROCESS BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED. IN NO EVENT WILL THE SECURED PARTY BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

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      IN WITNESS WHEREOF, Pledgor and Secured Party have each executed this
Pledge Agreement as a sealed instrument as of the date first above written.

                             PLEDGOR:

                             MICROFINANCIAL INCORPORATED

                             By: /s/ Richard F. Latour
                                 ----------------------------
                                 Richard F. Latour, President

                             ACCEPTED AND AGREED

                             SECURED PARTY:

                             THE CIT GROUP/COMMERCIAL SERVICES, INC.
                             AS AGENT

                             By: /s/ Daniel B. Ciotti
                                 --------------------------------
                                 Daniel B. Ciotti, Vice President

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